Exhibit 4(c)-4
Execution Version

Bay Gas Storage Co., Ltd.
EnergySouth, Inc.

First Supplemental Indenture
Dated as of August 1, 2007
to
Trust Indenture and Security Agreement
Dated as of December 1, 2000
Series 8.45% Senior Secured Notes

First Supplemental Indenture
     This First Supplemental Indenture dated as of August 1, 2007 (the or this “Amendment”) to the Trust Indenture and Security Agreement referred to below is among Bay Gas Storage Company, Ltd., an Alabama limited partnership (the “Company”), Regions Bank, an Alabama banking corporation, as trustee (the “Trustee”), and each of the institutions which is a signatory to this Supplemental Indenture (collectively, the “Noteholders”).
R e c i t a l s :
     A. The Company and the Trustee have heretofore entered into the Trust Indenture and Security Agreement dated as of December 1, 2000 (the “Indenture”) pursuant to which the Company issued its Series 8.45% Senior Secured Notes due December 1, 2017 (the “Notes”).
     B. The Company, the Noteholders and the Trustee now desire to amend certain provisions of the Indenture as of August 1, 2007 (the “Effective Date”) in the respects, but only in the respects, hereinafter set forth.
     C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Indenture unless herein defined or the context shall otherwise require.
     Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Supplemental Indenture set forth in Section 3 hereof, and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company, the Noteholders and the Trustee do hereby agree as follows:
Section 1. Amendments to Indenture.
     Section 1.1. The following definitions in Article One of the Indenture shall be and are hereby amended to read as follows:
     “Additional Cavities” shall mean Cavities in addition to the First Cavity and the Second Cavity which may be developed for the storage of natural gas pursuant to the Development Agreement or otherwise.
     “Assignment Consent” shall mean with respect to any Collateral Agreement a written instrument signed by the party to such Collateral Agreement consenting to the assignment by the Company of its right, title and interest therein to the Trustee to the effect that:
     (i) such party acknowledges that the Company has granted a security interest in and assigned, as a collateral assignment, all its right, title and interest in, to and under the Collateral Agreement to the Trustee for the benefit of the

Bay Gas Storage Company, Ltd.	First Supplemental Indenture
holders of the Notes issued pursuant to this Indenture and consents to such grant and assignment;
     (ii) such party further acknowledges that upon the occurrence of an Event of Default under the Indenture, the Trustee may elect by written notice delivered to such party to require that any and all permitted payments from time to time by such party to the Company under the Collateral Agreement be paid to an account as directed by the Trustee, that the Indenture provides that the Trustee, as secured party, shall have the right, upon the occurrence of an Event of Default under the Indenture, to collect amounts payable under the Collateral Agreement and to take actions to enforce collection of payments thereunder as fully as could the Company, and that the Indenture restricts waivers, modifications or amendments by the Company with respect to the Collateral Agreement, as well as any subsequent assignment by the Company of any sums payable thereto or rights thereof under the Collateral Agreement to any party other than the Trustee without the prior written consent of the Trustee so long as any Notes remain outstanding thereunder; and
     (iii) such party acknowledges and agrees that such Assignment Consent shall apply to each contract for gas storage service and/or transportation service entered into by such party with the Company from time to time.
     Such instrument shall also include customary provisions to provide for successors to be bound, counterpart execution, applicable law, modifications to be made only in writing, addresses for notices, and other such provisions as may be reasonably agreed by the Company and such party.
     “Collateral Agreements” shall mean and include (a) the Gas Storage Agreement dated February 26, 1992, between Mobile Gas Service Corporation and the Company, (b) the Storage Service Agreement dated as of August 1, 2000, between the Company and Southern Company Services, Inc., as agent for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company and Savannah Electric & Power Company, (c) the Transportation Agreement dated April 8, 1999 between Alabama Power Company and the Company, as amended by a letter dated July 19, 2000, (d) the Firm and Interruptible Storage Service Agreement dated as of April 1, 1999 between the Company and Southern Company Services, Inc., as agent for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company and Savannah Electric and Power Company, as amended by a letter dated July 19, 2000, (e) the Firm Intrastate Transportation Agreement dated as of October 30, 2000 between Koch Gateway Pipeline Company, Inc., and the Company, (f) all other storage service agreements and transportation service agreements entered into by the Company with respect to the First Cavity, the Second Cavity and other Additional Cavities for the storage of gas and pipeline service, together, in all cases above, with all amendments, supplements, modifications, renewals and replacements thereof.

Bay Gas Storage Company, Ltd.	First Supplemental Indenture
     Section 1.2. Section 5.09(a) of the Indenture shall be and is hereby amended by adding a new subsection (v) as follows:
     (v) unsecured Indebtedness incurred by the Company in connection with the issuance of up to $55,000,000 in industrial development revenue bonds by The Industrial Development Authority of Washington County, Alabama (the “IDA”) to finance an Expansion Project (the “IDRB’s”), including without limitation payment obligations pertaining to any loan agreement with the IDA, any reimbursement agreement with respect to any Letter of Credit which the Company may cause to be issued in connection with the IDRB’s or any interest rate swap entered into in connection with the IDRB’s and other fees and related costs customarily incurred in connection with transactions of such type.
     Section 1.3. Section 5.10 of the Indenture shall be and is hereby amended and restated in its entirety to read as follows:
     Section 5.10. Debt Service Coverage Ratio. The Company will not at any time permit the Debt Service Coverage Ratio for each period of four consecutive fiscal quarters ended December 31, 2000 and thereafter to be less than 1.25 to 1.00.
     Section 1.4. Section 5.12 of the Indenture shall be and is hereby amended and restated in its entirety to read as follows:
     Section 5.12. Restricted Payments. The Company will not take any of the following actions if both before and after giving effect thereto either (a) any Event of Default shall have occurred and be continuing or (b) the Debt Service Coverage Ratio for the 12 months preceding the date of the proposed action was less than 1.35 to 1.00:
     (i) Make any distributions, either in cash or property, on any partnership interests of the Company;
     (ii) Directly or indirectly, or through any Subsidiary, purchase, redeem or retire any partnership interests of the Company or any rights or options to purchase or acquire any partnership interests of the Company;
     (iii) Make any other payment or distribution, either directly or indirectly or through any Subsidiary, in respect of any partnership interests of the Company; or
     (iv) Make any Investment in minority interests of any Person for the express purpose of developing any Expansion Project.
     Section 1.5. Section 5.17 of the Indenture shall be and is hereby amended by adding a new subsection (c) to read as follows:

Bay Gas Storage Company, Ltd.	First Supplemental Indenture
     (c) The Company agrees that it will not develop natural gas storage cavities except pursuant to the Development Agreement.
     Section 1.6. Section 5.18 of the Indenture shall be and is hereby amended and restated in its entirety to read as follows:
     Section 5.18. Additional Collateral Agreements. The Company agrees that each storage service agreement and transportation service agreement entered into by the Company from and after August 1, 2007 in connection with (x) gas storage in the First Cavity, the Second Cavity and Additional Cavities and (y) pipeline service shall constitute a Collateral Agreement hereunder, and the Company will, with respect to each material storage service agreement and transportation service agreement:
     (a) within 15 business days of the later of execution and delivery of each such additional agreement or the effective date thereof, furnish notice to the Trustee and the Noteholders, including a copy of such additional agreement certified as true, correct and complete by a Responsible Officer of the General Partner;
     (b) within 15 business days after the filing thereof, provide to the Trustee copies, of all applications to the Alabama Public Service Commission (and each other regulatory authority, to the extent applicable), made with respect to such additional agreement and, within 10 days after issuance, provide to the Trustee copies, certified as true, correct and complete by a Responsible Officer of the General Partner, of the related orders of such authorities and all amendments to any such applications or orders, authorizing such additional agreement;
     (c) within 15 business days of the later of the execution and delivery of each such additional agreement or the effective date thereof, amend each Uniform Commercial Code financing statement filed in connection with this Indenture in order to evidence the first priority security interest and lien on each such agreement created by this Indenture and forward notice thereof to the Trustee;
     (d) within 15 business days of the later of the execution and delivery of each such additional agreement or the effective date thereof, cause to be executed and delivered an Assignment Consent by the Contracting Party to such additional agreement and an opinion, which may contain customary assumptions, qualifications and exceptions that do not materially detract from the substance of the opinions contained therein, of counsel of such Contracting Party (which counsel may be an employee of such Contracting Party) to the effect that such additional agreement has been duly authorized, executed and delivered by the Contracting Party and is enforceable against the Contracting Party in accordance with its terms; and

Bay Gas Storage Company, Ltd.	First Supplemental Indenture
     (e) within such reasonable period, not less than 10 business days, as may be requested by the Trustee, execute, acknowledge and deliver any and all such further instruments and take such further acts as the Trustee may reasonably require in connection with such additional Collateral Agreement.
For purposes of this Section 5.18 hereof, a material storage service or transportation service agreement shall be such an agreement (a) which is for firm (non-interruptible) services, and (b) from which the revenues to be received by the Company during the first fiscal year of the Company in which the full capacity committed under such agreement is available for the entire fiscal year, are, individually under such agreement or when taken together with all other storage service and transportation agreements then in effect between the Company and the Contracting Party and as to which no Assignment Consent has already been executed and delivered, reasonably anticipated to exceed an amount equal to five percent (5%) of the storage and transportation service revenues received by the Company during the fiscal year immediately preceding the year in which such agreement is made.
Section 2. Representations and Warranties of the Company.
     To induce the Trustee and the Noteholders to execute and deliver this Supplemental Indenture (which representations shall survive the execution and delivery of this Supplemental Indenture), the Company represents and warrants to the Trustee and the Noteholders that:
     (a) The Company is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Alabama pursuant to the Limited Partnership Agreement dated as of December 5, 1991, as amended, and is duly qualified as a foreign limited partnership and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
     (b) this Supplemental Indenture has been duly authorized, executed and delivered by the Company and this Supplemental Indenture constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
     (c) the Indenture, as amended by this Supplemental Indenture, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

Bay Gas Storage Company, Ltd.	First Supplemental Indenture
     (d) the execution, delivery and performance by the Company of this Supplemental Indenture will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any Property of the Company under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, charter or by-laws, or any other agreement or instrument to which the Company is bound or by which the Company or any of its Properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company;
     (e) no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Supplemental Indenture other than the Second Order of the Alabama Public Service Commission, Informal Docket U-4246, dated July 10, 2007, which order has been obtained and is in full force and effect;
     (f) as of the date hereof, no Default or Event of Default has occurred which is continuing; and
     (g) since September 30, 2006, there has been no change in the financial condition, operations, business, properties or prospects of the Company except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.
Section 3. Conditions to Effectiveness of This Supplemental Indenture.
     This Supplemental Indenture shall become effective and binding upon the Company, the Trustee and the Noteholders on the Effective Date upon the Trustee’s and the Noteholders’ acceptance in the space below and upon the satisfaction in full of each and every one of the following conditions:
     (a) executed counterparts of this Supplemental Indenture, duly executed by the Company and the Trustee and approved by the holders of at least 51% in aggregate principal amount of the outstanding Notes, shall have been delivered to the Trustee and each of the Noteholders;
     (b) a copy of the resolutions of the Board of Directors authorizing the execution, delivery and performance by the Company of this Supplemental Indenture, certified by its Secretary or an Assistant Secretary, shall have been delivered to the Trustee and each of the Noteholders;
     (c) there shall have been entered or made, and there shall be in effect, an order of the Alabama Public Service Commission authorizing the execution and delivery of this Supplemental Indenture, copies of which, and all amendments thereto, shall have

Bay Gas Storage Company, Ltd.	First Supplemental Indenture
been delivered to the Trustee and each of the Noteholders certified as true, correct and complete by a Responsible Officer; such order shall not contain any provision or condition unacceptable to the Noteholders or their special counsel and shall be final and unappealable;
     (d) the representations and warranties of the Company set forth in Section 4 hereof are true and correct on and with respect to the date hereof, and execution of this Supplemental Indenture by the Company shall constitute its certification of the same;
     (e) a favorable written opinion of counsel to the Company addressed to the Trustee and each of the Noteholders as to the matters set forth in Sections 2(a) through (e), hereof, and as to other matters reasonably requested by the Noteholders, in form and substance satisfactory to the Noteholders, shall have been delivered to the Trustee and the Noteholders.
     (f) payment by the Company to or for the account of each Noteholder of an amendment fee equal to one quarter of one percent (0.25%) of the outstanding balance of the Series 8.45% Note(s) held by such Noteholder, which fee shall be fully earned on the date paid and shall be paid by wire transfer of immediately available funds in the same manner and to the same accounts as the most recent quarterly interest payment on such Series 8.45% Notes.
Upon receipt or satisfaction of all of the foregoing, this Supplemental Indenture shall become effective.
Section 4. Payment of Counsel Fees and Expenses.
     The Company agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler LLP, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Supplemental Indenture.
Section 5. Miscellaneous.
     Section 5.1. This Supplemental Indenture shall be construed in connection with and as part of the Indenture, and except as modified and expressly amended by this Supplemental Indenture, all terms, conditions and covenants contained in the Indenture are hereby ratified and confirmed and remain in full force and effect.
     Section 5.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Supplemental Indenture may refer to the Indenture without making specific reference to this Supplemental Indenture but nevertheless all such references shall include this Supplemental Indenture unless the context otherwise requires.
     Section 5.3. The descriptive headings of the various Sections or parts of this Supplemental Indenture are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Bay Gas Storage Company, Ltd.	First Supplemental Indenture
     Section 5.4. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of Alabama.
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Bay Gas Storage Company, Ltd.	First Supplemental Indenture
     Section 5.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Supplemental Indenture may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

Bay Gas Storage Company, Ltd.

By	EnergySouth Midstream, Inc.
f/k/a EnergySouth Storage Services, Inc.,
f/k/a MGS Storage Services, Inc.,
its General Partner

By	/s/ Charles P. Huffman

Name: Charles P. Huffman
Title: Sr. Vice President & CFO

Bay Gas Storage Company, Ltd.	First Supplemental Indenture

Regions Bank, as trustee under the Trust Indenture and
Security Agreement dated as of December 1, 2000

By	/s/ Barbara M. Hory

	Name:	Barbara M. Hory
	Title:	Vice President and Corp. Trust Officer

Bay Gas Storage Company, Ltd.	First Supplemental Indenture
     Each of the undersigned Noteholders acknowledges that it has received a copy of the foregoing First Supplemental Indenture, consents to its terms and to the execution thereof by the Trustee.

Noteholders: John Hancock Life Insurance Company
By	/s/ Eugene X. Hodge
	Name:	Eugene X. Hodge
	Title:	Managing Director

John Hancock Variable Life Insurance Company
By	/s/ Eugene X. Hodge
	Name:	Eugene X. Hodge
	Title:	Authorized Signatory

Modern Woodmen of America
By	/s/ Nick S. Coin
	Name:	Nick S. Coin
	Title:	Treasures & Investment Manager

Prudential Retirement Insurance and Annuity Company
By:	Prudential Investment Management, Inc., as investment manager

By:	[Illegible]
Vice President

Bay Gas Storage Company, Ltd.	First Supplemental Indenture
     The undersigned acknowledges that it is a guarantor of the Notes described in the foregoing First Supplemental Indenture pursuant to a Guaranty Agreement dated as of December 1, 2000. The undersigned further acknowledges that it has received a copy of the foregoing Supplemental Indenture, consents to its terms, and ratifies and confirms that said Guaranty Agreement and its obligations thereunder remain in full force and effect.

EnergySouth, Inc.
By	/s/ C. S. Liollio
	Name:	C.S. Liollio
	Title:	President